UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2025

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders
The annual meeting of shareholders of Vertex Pharmaceuticals Incorporated (the "Company") was held on May 14, 2025 (the "Annual Meeting"). Set forth below are the voting results for each of the proposals submitted to a vote of the Company's shareholders at the Annual Meeting:
Proposal No. 1: Based upon the following votes, the shareholders elected Sangeeta Bhatia, Lloyd Carney, Alan Garber, Reshma Kewalramani, Michel Lagarde, Jeffrey Leiden, Diana McKenzie, Bruce Sachs, Jennifer Schneider, Nancy Thornberry and Suketu Upadhyay to serve as members of the Company's Board of Directors until the annual meeting of shareholders to be held in 2026:

	For	Against	Abstain	Non-Votes
Sangeeta Bhatia	224,220,115	1,944,293	77,828	10,235,401
Lloyd Carney	217,229,047	8,930,150	83,039	10,235,401
Alan Garber	222,204,608	3,955,764	81,864	10,235,401
Reshma Kewalramani	225,606,258	543,398	92,580	10,235,401
Michel Lagarde	223,304,043	2,856,080	82,113	10,235,401
Jeffrey Leiden	220,817,175	5,347,122	77,939	10,235,401
Diana McKenzie	224,648,137	1,516,174	77,925	10,235,401
Bruce Sachs	211,582,895	14,580,875	78,466	10,235,401
Jennifer Schneider	225,303,813	859,650	78,773	10,235,401
Nancy Thornberry	223,303,176	2,862,344	76,716	10,235,401
Suketu Upadhyay	224,313,828	1,839,542	88,866	10,235,401
Proposal No. 2: Based upon the following votes, the shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstain	Non-Votes
229,386,037	6,859,300	232,300	0
Proposal No. 3: Based upon the following votes, the shareholders approved, on an advisory basis, the 2024 compensation program for the Company's named executive officers:

For	Against	Abstain	Non-Votes
208,886,386	17,048,300	307,550	10,235,401
Proposal No. 4: Based upon the following votes, the shareholders did not approve a shareholder proposal regarding excessive golden parachutes:

For	Against	Abstain	Non-Votes
84,117,100	141,606,344	518,792	10,235,401

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 14, 2025	/s/ Jonathan Biller
Jonathan Biller
Executive Vice President, Chief Legal Officer